UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant: 000-21424-04		Commission File Number of Depositor/Registrant: 333-113579-02		Commission File Number of Depositor/Registrant: 333-113579-01

Central Index Key Number of Depositor/Registrant: 0000949349		Central Index Key Number of Depositor/Registrant: 0001283434		Central Index Key Number of Depositor/Registrant: 0001283435

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II		AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC		AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)		(Exact Name of Depositor/Registrant as Specified in its Charter)		(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	13-3854638	Delaware	20-0942395	Delaware	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Vesey Street 30th Floor, Room 505B New York, New York 10285 (212) 640-2357		4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-5648		4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrants’ Principal Executive Offices)

N/A (Former Name or Former Address, if Changed Since Last Report)		N/A (Former Name or Former Address, if Changed Since Last Report)		N/A (Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor: 0000949348	Central Index Key Number of Sponsor: 0001647722

AMERICAN EXPRESS CENTURION BANK	AMERICAN EXPRESS BANK, FSB
(Exact Name of Sponsor as Specified in its Charter)	(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

As previously disclosed, the U.S. co-branding arrangement between American Express and Costco Wholesale Corporation (“Costco”) has not been renewed, and, as a result, Costco co-branded receivables are expected to be removed from the American Express Credit Account Master Trust (the “Master Trust”) in accordance with the terms of the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, as amended from time to time (the “Agreement”), relating to the Master Trust.

On June 7, 2016, as permitted under Section 6.03 of the Agreement, and in connection with obtaining the necessary affirmations with respect to the removal of Costco co-branded receivables described above, the Master Trust issued two series of investor certificates referred to as “Series 2016-E-I” and “Series 2016-E-II” that are structured to provide credit enhancement to certain outstanding series of Master Trust investor certificates in group I and group II, respectively.

Series 2016-E-I, which consists of $26,013,000 (initial invested amount) of Series 2016-E-I 4.88% Asset Backed Certificates (the “Series 2016-E-I Certificates”), was issued pursuant to the Series 2016-E-I Supplement, dated as of June 7, 2016 (the “Series 2016-E-I Supplement”), to the Agreement, and is structured to provide credit enhancement to Series 2013-3, Series 2014-2 and Series 2014-3, issued on November 13, 2013, July 1, 2014 and September 22, 2014, respectively (the “Series 2016-E-I Referenced Series”). The initial invested amount of the Series 2016-E-I Certificates is equal to approximately 0.75% of the aggregate invested amount of the Series 2016-E-I Referenced Series. The Series 2016-E-I Supplement is attached hereto as Exhibit 4.01.

Series 2016-E-II, which consists of $25,109,000 (initial invested amount) of Series 2016-E-II 5.23% Asset Backed Certificates (the “Series 2016-E-II Certificates”), was issued pursuant to the Series 2016-E-II Supplement, dated as of June 7, 2016 (the “Series 2016-E-II Supplement”), to the Agreement, and is structured to provide credit enhancement to Series 2012-1, Series 2013-1 and Series 2013-2, issued on June 22, 2012, July 25, 2013 and November 13, 2013, respectively (the “Series 2016-E-II Referenced Series”). The initial invested amount of the Series 2016-E-II Certificates is equal to approximately 1.00% of the aggregate invested amount of the Series 2016-E-II Referenced Series. The Series 2016-E-II Supplement is attached hereto as Exhibit 4.02.

The Series 2016-E-I Certificates and the Series 2016-E-II Certificates will generally receive payments from the cash flow of the Master Trust only after payments due to the outstanding investor certificates of the Series 2016-E-I Referenced Series and the Series 2016-E-II Referenced Series, respectively, including the collateral interest of each such series, have been made to the holders thereof. The Series 2016-E-I Certificates and the Series 2016-E-II Certificates will bear market rates of interest. The transferors to the Master Trust will own all of the Series 2016-E-I Certificates and the Series 2016-E-II Certificates.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4:

Exhibit 4.01	Series 2016-E-I Supplement, dated as of June 7, 2016, to the Pooling and Servicing Agreement, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York Mellon, as trustee.

Exhibit 4.02	Series 2016-E-II Supplement, dated as of June 7, 2016, to the Pooling and Servicing Agreement, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York Mellon, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	President

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

American Express Receivables Financing Corporation IV LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: June 7, 2016

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.01	Series 2016-E-I Supplement, dated as of June 7, 2016, to the Pooling and Servicing Agreement, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York Mellon, as trustee.

Exhibit 4.02	Series 2016-E-II Supplement, dated as of June 7, 2016, to the Pooling and Servicing Agreement, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as transferors, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York Mellon, as trustee.